                              SCHEDULE 14A
                             (RULE 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of
                 the Securities and Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                            Orbitex Group of Funds
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)    Title of each class of securities to which transactions applies:

        -----------------------------------------------------------------------
    (2)    Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
    (4)    Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
    (5)    Total fee paid:

        -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

ORBITEX Management, Inc.
410 Park Avenue, 18th Floor
New York, NY 10022
Telephone 212-891-7900
Facsimile 212-207-8464

ORBITEX Group of Funds

                       ORBITEX STRATEGIC NATURAL RESOURCES FUND
                      ORBITEX INFO-TECH AND COMMUNICATIONS FUND
                                 ORBITEX GROWTH FUND
                            ORBITEX ASIAN HIGH YIELD FUND

Dear Fellow Shareholders:

I am writing to let you know that a special meeting of shareholders of the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech and Communications Fund, the Orbitex Growth Fund and the Orbitex Asian High Yield Fund (the "Funds") will be held on December 2, 1998 at 9:00 a.m. to vote on the important proposals that affect the Funds and your investment in them.
As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail. Please take the time to read the enclosed materials and cast your vote on the white proxy card(s).

PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

This is an opportunity to voice your opinion on matters that affect the Funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation.

PROPOSALS THAT AFFECT THE FUNDS.

A summary of each proposal is contained in the enclosed proxy statement beginning on page 3. Both proposals have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.

We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the white proxy card(s) enclosed in the package. Be sure to sign the card(s) before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-888-ORBITEX. We'll be glad to help you get your vote in quickly. Thank you for your participation.

Sincerely,



James L. Nelson,
President of Orbitex Group of Funds

                             ORBITEX GROUP OF FUNDS
                   410 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 1-888-ORBITEX

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of

  ORBITEX GROUP OF FUNDS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech and Communications Fund, the Orbitex Growth Fund and the Orbitex Asian High Yield Fund (the "Funds"), will be held at the office of the Orbitex Group of Funds (the "Trust"), 410 Park Avenue, New York, New York 10022 on December 2, 1998, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

    1.  To elect a Board of Trustees.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust.

    The Board of Trustees has fixed the close of business on October 13, 1998 as the record date for the determination of the shareholders of the Funds and each class entitled to notice of, and to vote at, such Meeting and any adjournment thereof.

                                          By order of the Board of Trustees,

                                          FYZUL KHAN, Secretary

November 18, 1998

                           YOUR VOTE IS IMPORTANT --
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING THE PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to one of the names shown on the proxy card.

    3. ALL OTHER ACCOUNTS: When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                PROXY STATEMENT

                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           OF ORBITEX GROUP OF FUNDS
                    ORBITEX STRATEGIC NATURAL RESOURCES FUND
                   ORBITEX INFO-TECH AND COMMUNICATIONS FUND
                              ORBITEX GROWTH FUND
                         ORBITEX ASIAN HIGH YIELD FUND
                         TO BE HELD ON DECEMBER 2, 1998

                             ---------------------

    This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Orbitex Group of Funds (the "Trust") to be used at the Special Meeting of Shareholders of the Orbitex Strategic Natural Resources Fund, the Orbitex Info-Tech and Communications Fund, the Orbitex Growth Fund and the Orbitex Asian High Yield Fund (the "Funds") and at any adjournments thereof (the "Meeting"), to be held on December 2, 1998 at 9:00 a.m. at 410 Park Avenue, New York, New York, 10022, the principal executive office of the Trust and Orbitex Management, Inc. ("Orbitex"), the Funds' investment adviser.

    The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 18, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means, or by personal interview by representatives of the Trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Trust. The Trust will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the Funds' shares. The principal business address of Funds Distributor, Inc. ("FDI"), the Funds' principal underwriter and distribution agent, is 60 State Street, Boston, Massachusetts 02109. The principal business address of State Street Bank and Trust Company, the Funds' administrator, is 225 Franklin Street, Boston, Massachusetts 02110.

    If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by execution of a later-dated proxy card, or by attending the Meeting and voting in person.

    All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

    Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such share will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Shares of each Fund of the Trust issued and outstanding as of October 13, 1998 are indicated in the following table:

                          NUMBER OF OUTSTANDING SHARES

NAME OF FUND                                                  CLASS A SHARES   CLASS B SHARES
------------------------------------------------------------  --------------   --------------
Orbitex Strategic Natural Resources Fund....................    287,595.2170        24.5490
Orbitex Info-Tech and Communications Fund...................    592,471.1640    19,643.5030
Orbitex Growth Fund.........................................     61,444.6050       936.9840
Orbitex Asian High Yield Fund...............................    174,176.5060        37.4370

    To the knowledge of the Trust, substantial (5% or more) record or beneficial ownership of either class of shares of the Funds on October 13, 1998 was as follows:

                                            NAME AND ADDRESS                  AMOUNT OF    PERCENT OF
FUND AND CLASS                             OF BENEFICIAL OWNER                  SHARES       CLASS
----------------------------  ---------------------------------------------  ------------  ----------
Growth Fund -- Class A        Cresta Ltd.                                     23,332.1670    37.97%
                              P.O. Box N9932
                              Maritime House, Frederick Street
                              Nassau Bahamas
Growth Fund -- Class A        Fariba J. Cain                                   3,959.2760     6.44%
                              3868 Beverly Ridge Road
                              Sherman Oaks, CA 91423
Growth Fund -- Class A        Sharon Miller & Richard Mosse                    6,406.1500    10.43%
                              Attorney Trustees
                              Lauren E. Mosse Trust
                              DTD 4-24-84
                              142 W. 71(st) St. # 3D
                              New York, NY 10023

                                            NAME AND ADDRESS                  AMOUNT OF    PERCENT OF
FUND AND CLASS                             OF BENEFICIAL OWNER                  SHARES       CLASS
----------------------------  ---------------------------------------------  ------------  ----------
Growth Fund -- Class A        Sharon Miller & Richard Mosse                    6,406.1500    10.43%
                              Attorney Trustees
                              Danielle T. Mosse Trust
                              DTD 4-24-86
                              142 E. 71(st) Street Apt 3D
                              New York, NY 10021
Growth Fund -- Class A        Sharon Miller & Richard Mosse                    6,406.1500    10.43%
                              Attorney Trustees
                              Julia B. Mosse Trust
                              DTD 4-20-84
                              142 E. 71(st) Street Apt 3D
                              New York, NY 10021
Growth Fund -- Class B        Thomas F. Fitzpatrick                              918.5550    98.03%
                              Linda Fitzpatrick JT WROS
                              1610 Barkalow Drive
                              Wall, NJ 07719
Info-Tech & Communications    Melrich Associates                             104,438.6420    17.63%
-- Class A                    A Partnership
                              Richard T. & Joyce M. AAB
                              c/o RIA Associates
                              2000 S. Winton Road South
                              Rochester, NY 14618-3922
Info-Tech & Communications    Bveren Clearing Corp.                            2,773.1560    14.14%
-- Class B                    A/C 7508-0928
                              Ellen Cohn Steinberg
                              221 East Kilbourn Avenue
                              Milwaukee, WI 53202
Info-Tech & Communications    Thomas F. Fitzpatrick                            1,939.0580     9.87%
-- Class B                    Linda Fitzpatrick JT WROS
                              1610 Barkalow Drive
                              Wall, NJ 07719
Info-Tech & Communications    Bear Stearns Securities Corp.                   10,855.2070    55.26%
-- Class B                    FBO 619-95040-17
                              1 Metrotech Center North
                              Brooklyn, NY 21201
Strategic Natural Resources   Sidney Kimmel                                   68,739.8860    23.90%
-- Class A                    c/o Jones Apparel Group
                              1411 Broadway Fl. 21
                              New York, NY 10018

                                            NAME AND ADDRESS                  AMOUNT OF    PERCENT OF
FUND AND CLASS                             OF BENEFICIAL OWNER                  SHARES       CLASS
----------------------------  ---------------------------------------------  ------------  ----------
Strategic Natural Resources   Boston Financial Data Services                       8.1830    33.33%
-- Class B                    Corp. Actions Audit Acct. #1
                              Orbitex FD 428
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171
Strategic Natural Resources   Boston Financial Data Services                       8.1830    33.33%
-- Class B                    Corp. Actions Audit Acct. #2
                              Orbitex FD 428
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171
Strategic Natural Resources   Boston Financial Data Services                       8.1830    33.33%
-- Class B                    Corp. Actions Audit Acct. #4
                              Orbitex FD 428
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171
Asian High Yield -- Class A   Titus & Co. PS 97824                            58,482.7830    33.58%
                              C/O Chase Manhattan Bank
                              ATIN Mutual Funds Dept.
                              4 New York Plaza 13(th) Fl.
                              New York, NY 10004
Asian High Yield -- Class A   First Trust Natl. Bank Trustees                 10,053.6460     5.77%
                              Aurthor C. Milot DTD 1-5-96
                              A/C 3066120100
                              P.O. Box 92800
                              Rochester, NY 14692
Asian High Yield -- Class A   Alvin J. Slater                                 10,025.7190     5.76%
                              Shirley Slater
                              Kenneth Z. Slater, Trustees
                              Delaware Investment Equities LP
                              900 Market Street Suite 200
                              Wilmington, DE 19801
Asian High Yield -- Class B   Boston Financial Data Services                      12.1650    32.49%
                              Corp. Actions Audit Acct. #1
                              Orbitex FD 431
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171

                                            NAME AND ADDRESS                  AMOUNT OF    PERCENT OF
FUND AND CLASS                             OF BENEFICIAL OWNER                  SHARES       CLASS
----------------------------  ---------------------------------------------  ------------  ----------
Asian High Yield -- Class B   Boston Financial Data Services                      12.6360    33.75%
                              Corp. Actions Audit Acct. #2
                              Orbitex FD 431
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171
Asian High Yield -- Class B   Boston Financial Data Services                      12.6360    33.75%
                              Corp. Actions Audit Acct. #4
                              Orbitex FD 431
                              2 Heritage Drive
                              2(nd) Floor
                              N. Quincy, MA 02171

    To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the Funds on October 13, 1998.

    Shareholders of record at the close of business on October 13, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.

    The following table summarizes the proposals applicable to each Fund.

PROPOSAL #   PROPOSAL DESCRIPTION
-----------  -------------------------------------------------------------------
    1.       To elect a Board of Trustees.
    2.       To ratify the selection of PricewaterhouseCoopers LLP as
             independent accountants of the trust.

    FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1998 AND THE SEMI-ANNUAL REPORT FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1998, WHICH WILL BE AVAILABLE AFTER JANUARY 1, 1999, CALL 1-888-ORBITEX OR WRITE TO FUNDS DISTRIBUTOR, INC., 60 STATE STREET, BOSTON, MASSACHUSETTS 02109.

VOTE REQUIRED: APPROVAL OF PROPOSAL 1 AND PROPOSAL 2 REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE SHARES VOTED AT A MEETING OF WHICH A QUORUM IS PRESENT.

1. TO ELECT A BOARD OF TRUSTEES.

    The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of the Trust, the Trustees have determined that the Board shall be fixed at seven. It is intended that the enclosed proxy card will be voted for the election as Trustees of the seven nominees listed below, unless such authority has been withheld in the proxy card.

    Except for Mr. Richard E. Stierwalt and Mr. John D. Morgan, all nominees named below are currently Trustees of the Trust and have served in that capacity continuously since originally elected or appointed. Mr. John D. Morgan was selected by the Trust's Nominating Committee on October 13, 1998. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the Trust by virtue of, among other things, their affiliation with either the Trust, the Funds' investment adviser, Orbitex, or the Funds' distribution agent, FDI. The business address of each nominee who is an "interested person" is 410 Park Avenue, New York, New York, 10022.

    In the election of Trustees, those seven nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

                                                                                              YEAR OF
                                                       PRINCIPAL                            ELECTION OR
NOMINEE                AGE+                            OCCUPATION                           APPOINTMENT
---------------------  ----   ------------------------------------------------------------  -----------
Ronald S. Altbach       51    Trustee of the Trust. Vice-Chair, Rosecliff, Inc. (1995 -        1997
                              1998); Co-Chairman, Symposium Telecom Corporation (1998 -
                              present); Chairman, Paul Sebastian, Inc. (perfume
                              distributor) (1994 - 1998); President, Olcott Corporation
                              (perfume distributor) (1990 - 1994, 1998).
Thomas T. Bachmann*     52    Trustee of the Trust. Director of Orbitex Management, Inc.       1997
                              (1997 to present); Director of Orbitex, Inc. (1997 to
                              present); Chairman, Orbitex Management Ltd. (investment
                              management) (1986 - present).++
Otto J. Felber*         65    Trustee of the Trust. Chairman of the Board of Orbitex           1997
                              Management, Inc. (1997 to present); Director of Orbitex,
                              Inc. (1997 to present); President of Felcom Capital, Corp.
                              (1985 - present); President and Vice-Chairman, Altamira
                              Management Ltd. (investment management) (1987 - 1997).
Stephen H. Hamrick      46    Trustee of the Trust. President and Chairman of Carey            1998
                              Financial Corporation (1994 - present); Senior Vice
                              President, Cantor Fitzgerald & Co. (securities trading firm)
                              (1996 - 1998); Chief Executive Officer of Bank Investment
                              Brokerage, Wall Street Investor Services (1994 - 1995);
                              Senior Vice President and Director of Private Investments,
                              Paine Webber, Inc. (1988 - 1994).
John D. Morgan          68    Chairman and Director, CIBC Trust Company (1979 to present);       --
                              Director, Tusk Energy Incorporated (1995 to present);
                              Director, Royal Victoria Hospital Foundation (1987 to
                              present); Vice President, Midland Walwyn (Investment
                              Banking) (1990 to 1997).
James L. Nelson*        49    Chairman of Trust, President, Assistant Treasurer and            1997
                              Assistant Secretary of the Trust. Director and Chief
                              Executive Officer, Orbitex Inc., Chief Executive Officer and
                              President, Orbitex, Inc. (business development) (1995 -
                              present); Director and Chief Executive Officer of Orbitex
                              Capital Strategies, Inc. (1998 - present); Chairman, Chief
                              Executive Officer of Orbitex, Inc. (1997 to present);
                              Co-Chairman of Orbitex Management, Inc. (1997 to present);
                              President, AVIC Group International (communications) (1993 -
                              1995); President, Eaglescliff Corporation (consulting) (1986
                              -present).

                                                                                              YEAR OF
                                                       PRINCIPAL                            ELECTION OR
NOMINEE                AGE+                            OCCUPATION                           APPOINTMENT
---------------------  ----   ------------------------------------------------------------  -----------
Richard E. Stierwalt*   44    President, Chief Executive Officer and Director, Orbitex           --
                              Management, Inc. (1998 to present); President, BISYS
                              Investment Services (1995 to 1998); Director of Orbitex
                              Capital Strategies, Inc. (1998 to present); Chairman and
                              Chief Executive Officer, Concord Holding Corporation (1987
                              to 1995).

------------------------

 + As of October 13, 1998, the nominees, Trustees, and officers of the Trust owned, in the aggregate, less than 1% of each class of each Fund's outstanding shares.

++ Orbitex Management, Inc. is a wholly-owned subsidiary of Capital Management
   Ltd., an investment management firm. Mr. Thomas T. Bachmann is a controlling person of Capital Management Ltd.

    If elected, the Trustees will hold office without limit except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

    The Trust's Board, which is currently composed of three interested and two non-interested Trustees, met four times during the twelve months ended April 30, 1998+. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings.

    The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, Orbitex or its affiliates and normally meets once a year, or as required, prior to the Meetings of the Board of Trustees. Currently, Mr. Ronald S. Altbach is the only member of the Committee. If elected, it is anticipated that Mr. John D. Morgan and Mr. Stephen H. Hamrick will become members of the Committee. The basic function of the Audit Committee is to enhance the quality of the Fund's financial accountability and financial reporting by (i) providing a workable means for the Funds' independent trustees to be informed as to, and participate in, the Funds' internal and external audit functions, (ii) assuring the independence and accountability of the Funds' outside auditors, (iii) providing an added level of independent evaluation of the Funds' internal accounting controls and (iv) identifying problems in the Funds' accounting, auditing and financial reporting functions and increasing the likelihood that any problems so identified will receive prompt attention. There were no Audit Committee meetings during the fiscal year ended April 30, 1998. The first Audit Committee meeting was held July 9, 1998.

    The Trust's Nominating Committee is currently composed of Mr. Ronald S. Altbach and Mr. Stephen H. Hamrick. If elected, it is anticipated that Mr. John
D. Morgan will become a member of the Committee.

------------------------

+ Thomas T. Bachmann attended less than 75% of all board meetings held during the last fiscal year.

The Committee confers periodically and holds meetings as required. The Committee makes nominations for independent trustees, and for membership on committees. The Committee periodically reviews procedures and policies of the Board of Trustees and committees. There were no Nominating Committee meetings during the fiscal year ended April 30, 1998. The Nominating Committee met on September 9, 1998 and October 13, 1998 and recommended the appointment of Mr. Stephen H. Hamrick and Mr. John D. Morgan as Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

    The following table sets forth information describing the compensation of each Trustee of each Fund for his service for the fiscal year ended April 30, 1998.

                              COMPENSATION TABLE*

                                                PENSION OR                            TOTAL COMPENSATION
                            AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   FROM REGISTRANT AND
                        COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON         FUND COMPLEX
NAME OF PERSON             REGISTRANT          FUND EXPENSES         RETIREMENT        PAID TO TRUSTEES
----------------------  -----------------   -------------------   ----------------   --------------------
Ronald S. Altbach       $      3,750                N/A                 N/A                $ 3,750
Thomas T. Bachmann**    $         --                N/A                 N/A                $    --
Otto J. Felber**        $         --                N/A                 N/A                $    --
James L. Nelson**       $         --                N/A                 N/A                $    --
Robert F. Raucci***     $      3,750                N/A                 N/A                $ 3,750

------------------------

  * The compensation table covers the period May 13, 1997 (date of the Trust's organizational meeting) through April 30, 1998.

 ** Interested trustees are compensated by Orbitex.

*** Robert F. Raucci resigned as Trustee on September 9, 1998.

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.

    By a vote at the May 13, 1997 meeting of the full Board of Trustees (the "Board") and by a majority of the non-interested Trustees, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each Fund to sign or certify any financial statements of each Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (the "SEC") or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders at the Meeting. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Funds that it has no direct or material indirect ownership interest in any of the Funds.

    The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of the Funds' accountants, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                                 OTHER BUSINESS

    The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                             SHAREHOLDER PROPOSALS

    The Funds do not hold shareholders meetings unless required by law. Should the Funds be required to hold another shareholders meeting, shareholders wishing to submit proposals should send their written proposals to the Secretary, Orbitex Group of Funds, 410 Park Avenue, New York, New York, 10022.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          FYZUL KHAN, Secretary

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

           Return the proxy card in the enclosed envelope or mail to:

                             Orbitex Group of Funds
                             Proxy Legal Department
                                 P.O. Box 9556
                             Boston, MA 02205-9849

   ORBITEX GROUP OF FUNDS: ORBITEX STRATEGIC NATURAL RESOURCES FUND, ORBITEX
                                 INFO-TECH AND
   COMMUNICATIONS FUND, ORBITEX GROWTH FUND AND ORBITEX ASIAN HIGH YIELD FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

    The undersigned, revoking previous proxies, hereby appoints Mr. Fyzul Khan and Mr. Richard E. Stierwalt, attorneys, with full power of substitution, to vote all shares of Orbitex Group of Funds (Orbitex Strategic Natural Resources Fund, Orbitex Info-Tech and Communications Fund, Orbitex Growth Fund and Orbitex Asian High Yield Fund) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at the office of the Trust at 410 Park Avenue, New York, New York 10022, on December 2, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                  Date ______________________________, 1998

                                  NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
                                   Signature(s) (Title(s), if applicable)

                                  PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                  ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please vote by filling in the appropriate box below.
  1. To elect seven nominees specified below as Trustees:

/ / FOR all nominees listed (except as marked to the contrary      / / WITHHOLD authority to vote for all nominees.
below).
  Ronald S. Altbach             Thomas T. Bachmann                   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
  Otto J. Felber                  Stephen H. Hamrick                 INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
  John D. Morgan               James L. Nelson                       ON THE LINE BELOW.)
  Richard E. Stierwalt

                                                                   -----------------------------------------------------------

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the trust.

                  / / FOR         / / AGAINST        / / ABSTAIN
cusip#  68556P109        68556P307
       68556P604        68556P877
       68556P208        68556P406
       68556P802        68556P851